UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Da te of report (Date of earliest event reported)	December 31, 2005

PEAPACK-GLADSTONE FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

New Jersey	001-16197	22-3537895
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

158 Route 206, Peapack-Gladstone, New Jersey	07934
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(908) 234-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

Amendments to Stock Plans

On December 31, 2005, the Board of Directors of Peapack-Gladstone Financial Corporation (the “Corporation”) approved the adoption of amendments to the 1998 Stock Option Plan and the 2002 Long-Term Stock Incentive Plan.

The amendments eliminate the cash settlement feature of the plans prior to the effective date of Financial Accounting Standards Board (“FASB”) Statement 123R, which would require the reclassification of stock options with cash settlement features as liabilities.

Item 9.01 Financial Statements and Exhibits

10.1	1998 Stock Option Plan, as amended and restated through December 31, 2005

10.2	2002 Long-Term Stock Incentive Plan, as amended and restated through December 31, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Dated: January 12, 2006	By:	/s/ Arthur F. Birmingham
	Name:	Arthur F. Birmingham
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title

10.1	1998 Stock Option Plan, as amended and restated through December 31, 2005

10.2	2002 Long-Term Stock Incentive Plan, as amended and restated through December 31, 2005